The Torray Fund
Schedule of Investments
as of May 31, 2024 (Unaudited)

COMMON STOCKS - 98.9%	Shares	Value
Communication Services - 5.1%
Alphabet, Inc. - Class A(a)	100,570	$17,348,325

Consumer Discretionary - 10.1%
Home Depot, Inc.	36,120	12,095,505
Lennar Corp. - Class B	95,840	14,017,558
Ulta Beauty, Inc.(a)	21,800	8,612,962
		34,726,025

Energy - 11.1%
EOG Resources, Inc.	111,935	13,941,504
Phillips 66	91,425	12,992,407
Schlumberger NV	245,240	11,254,064
		38,187,975

Financials - 36.9%(b)
American Express Co.	63,108	15,145,920
Berkshire Hathaway, Inc. - Class B(a)	61,790	25,605,776
Chubb Limited	52,650	14,258,673
Fiserv, Inc.(a)	98,950	14,818,752
JPMorgan Chase & Co.	72,195	14,628,873
Marsh & McLennan Cos., Inc.	84,956	17,635,167
T. Rowe Price Group, Inc.	95,310	11,230,377
W R Berkley Corp.	160,635	13,016,254
		126,339,792

Health Care - 10.4%
Johnson & Johnson	83,200	12,202,944
Royalty Pharma PLC - Class A	379,450	10,400,724
UnitedHealth Group Inc.	26,108	12,933,120
		35,536,788

Industrials - 12.1%
Eaton Corp. PLC	40,635	13,525,360
General Dynamics Corp.	55,255	16,563,791
Honeywell International, Inc.	56,265	11,376,220
		41,465,371

Information Technology - 13.2%
Applied Materials, Inc.	58,500	12,582,180
Keysight Technologies, Inc.(a)	71,125	9,849,390
Qualcomm, Inc.	50,035	10,209,641
Texas Instruments, Inc.	63,980	12,476,740
		45,117,951
TOTAL COMMON STOCKS (Cost $188,963,321)		338,722,227

SHORT-TERM INVESTMENTS - 3.5%
Money Market Funds - 3.5%	Shares
Fidelity Government Portfolio - Class Institutional, 5.20%(c)	12,017,699	12,017,699
TOTAL SHORT-TERM INVESTMENTS (Cost $12,017,699)		12,017,699

TOTAL INVESTMENTS - 102.4% (Cost $200,981,020)		$350,739,926
Liabilities in Excess of Other Assets - (2.4)%		(8,365,065)
TOTAL NET ASSETS - 100.0%		$342,374,861

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

 THE TORRAY FUND

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	338,722,227	–	–	338,722,227
Money Market Funds	12,017,699	–	–	12,017,699
Total Investments	350,739,926	–	–	350,739,926

Refer to the Schedule of Investments for additional information.

Sector Classification as of May 31, 2024
(% of Net Assets)

Financials	$126,339,792	36.9%
Information Technology	45,117,951	13.2
Industrials	41,465,371	12.1
Energy	38,187,975	11.1
Health Care	35,536,788	10.4
Consumer Discretionary	34,726,025	10.1
Communication Services	17,348,325	5.1
Money Market Funds	12,017,699	3.5
Liabilities in Excess of Other Assets	(8,365,065	(2.4)
	342,374,861	100.0%

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.